084126\039\6159125.v4 ACKNOWLEDGMENT AND AGREEMENT Dated: June 9, 2022. Each of the undersigned has (a) guaranteed the payment and performance of all obligations of Air T, Inc., a Delaware corporation (together with its successors and assigns, “Air T”), Jet Yard, LLC, an Arizona limited liability company (together with its successors and assigns, “Jet Yard”; and together with Air T being sometimes collectively referred to herein as the “Borrowers” and individually as a “Borrower”), to MINNESOTA BANK & TRUST, a Minnesota state banking corporation (the “Lender”), pursuant to the terms of an Amended and Restated Guaranty dated as of August 31, 2021 (the “Guaranty”), jointly and severally made by the undersigned in favor of the Lender, which obligations include, without limitation, all “Obligations” (as defined in the Original Agreement described below) of the Borrowers to the Lender pursuant to that certain Third Amended and Restated Credit Agreement dated as of August 31, 2021 (the “Original Agreement”), between the Borrowers and the Lender, and (b) granted a first priority security interest in its assets to the Lender as collateral for such Obligations pursuant to the terms of that certain Amended and Restated Security Agreement dated as of August 31, 2021 (the “Security Agreement”). Each of the undersigned acknowledges that it has received a copy of the proposed Amendment No. 1 to Third Amended and Restated Credit Agreement dated to be effective as of June 9, 2022 (the “Amendment”; capitalized terms not otherwise defined herein being used herein as defined in the Original Agreement as amended by the Amendment) providing for a commitment by the Lender to make “Overline Loans” in the aggregate principal amount of up to $5,000,000 and amending certain other terms of the Original Agreement. Each of the undersigned (a) confirms that both the Guaranty and the Security Agreement remain in full force and effect, (b) agrees and acknowledges that the Amendment shall not in any way impair or limit the rights of the Lender under the Guaranty or under the Security Agreement, and (c) hereby acknowledges and agrees that (i) pursuant to the Guaranty, the Guarantors jointly and severally guaranty the payment and performance of all Obligations under the Original Agreement as amended by the Credit Agreement, including, without limitation, the repayment of the Overline Loans, and (ii) pursuant to the Security Agreement each of the undersigned continues to grant a security interest to the Lender in the “Collateral” covered thereby to secure all Obligations of the Borrowers to the Lender, including, without limitation, all Loans now or hereafter made by the Lender under the Original Agreement as amended by the Credit Agreement. Each of the undersigned agrees that each reference to the “Credit Agreement”, the “Loan Agreement”, “therein”, “thereof”, “thereby” or words of similar effect referring to the Credit Agreement in any Loan Document to which such undersigned is a party shall mean and be a reference to the Original Agreement, as amended by the Amendment. Each of the undersigned: (a) represents and warrants to the Lender that no events have taken place and no circumstances exist at the date hereof which would give such undersigned the right to assert a defense, offset or counterclaim to any claim by the Lender for payment of the Obligations guaranteed by such undersigned or for the enforcement of the Guaranty; and (b) hereby releases and forever discharges the Lender and its successors, assigns, directors, officers, agents, employees and participants from any and all actions, causes of action, suits, proceedings, DocuSign Envelope ID: 70B9FD62-0052-408A-BE24-C0025BA3E219

debts, sums of money, covenants, contracts, controversies, claims and demands, at law or in equity, which such undersigned ever had or now has against the Lender or its successors, assigns, directors, officers, agents, employees or participants by virtue of their relationship to the Borrowers or any of the undersigned in connection with the Loan Documents and the transactions related thereto. Nothing in this Acknowledgment and Agreement requires the Lender to obtain the consent of any of the undersigned to any future amendment, modification or waiver to the Original Agreement, as amended by the Amendment, or any other Loan Document to which such undersigned is a party except as expressly required by the terms of the Loan Documents to which such undersigned is a party. This Acknowledgment and Agreement may be executed in counterparts and by separate parties in separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same document. The delivery of a facsimile, pdf or other digital copy of an executed counterpart of this Acknowledgment and Agreement shall be deemed to be valid execution and delivery of this Acknowledgment and Agreement. [SIGNATURE PAGES FOLLOW] DocuSign Envelope ID: 70B9FD62-0052-408A-BE24-C0025BA3E219

[Guarantor Acknowledgment and Agreement Signature Page] Each of the undersigned has executed this Acknowledgment and Agreement to be effective as of the first date set forth above. AIRCO, LLC By: Name: Mark Jundt Title: Secretary AIR T GLOBAL LEASING, LLC By: Name: Mark Jundt Title: Secretary AIRCO SERVICES, LLC By: Name: Mark Jundt Title: Secretary AIRCO 2, LLC By: AIRCO, LLC Its: Sole Member By: Name: Mark Jundt Title: Secretary DocuSign Envelope ID: 70B9FD62-0052-408A-BE24-C0025BA3E219

[Guarantor Acknowledgment and Agreement Signature Page] Air’Zona Aircraft Services, LLC By: Name: Mark Jundt Title: Secretary CSA AIR, INC. By: Name: Mark Jundt Title: Secretary GLOBAL GROUND SUPPORT, INC. By: Name: Mark Jundt Title: Secretary JET YARD SOLUTIONS, LLC By: Stratus Aero Partners, LLC Its: Sole Member By: Air T, Inc., a Delaware corporation Its: Manager By: Name: Mark Jundt Its: Secretary MOUNTAIN AIR CARGO, INC. By: Name: Mark Jundt Title: Secretary DocuSign Envelope ID: 70B9FD62-0052-408A-BE24-C0025BA3E219

[Guarantor Acknowledgment and Agreement Signature Page] SPACE AGE INSURANCE COMPANY By: Name: Mark Jundt Title: Secretary STRATUS AERO PARTNERS, LLC By: Air T, Inc., a Delaware corporation Its: Manager By: Name: Mark Jundt Its: Secretary WORTHINGTON AVIATION, LLC By: Name: Mark Jundt Its: Secretary DocuSign Envelope ID: 70B9FD62-0052-408A-BE24-C0025BA3E219

084126\039\6166851.v2 ACKNOWLEDGMENT AND AGREEMENT Dated: June 9, 2022. The undersigned, Jet Yard, LLC, an Arizona limited liability company (the “Guarantor”) has (a) guaranteed the payment and performance of all obligations of its affiliate, Air T, Inc., a Delaware corporation (together with its successors and assigns, “Air T”), to MINNESOTA BANK & TRUST, a Minnesota state banking corporation (the “Lender”), pursuant to the terms of a Guaranty dated as of August 31, 2021 (the “Guaranty”) executed by the Guarantor in favor of the Lender, which obligations include, without limitation, all “Obligations” (as defined in the Original Agreement described below) of Air T to the Lender pursuant to that certain Third Amended and Restated Credit Agreement dated as of August 31, 2021 (the “Original Agreement”), between the Guarantor and Air T as the “Borrower” parties and the Lender, and (b) granted a first priority security interest in its assets to the Lender as collateral for such Obligations pursuant to the terms of that certain Amended and Restated Security Agreement dated as of August 31, 2021 (the “Security Agreement”). The Guarantor acknowledges that it has received a copy of the proposed Amendment No. 1 to Third Amended and Restated Credit Agreement dated to be effective as of June 9, 2022 (the “Amendment”) providing for a commitment by the Lender to make “Overline Loans” in the aggregate principal amount of up to $5,000,000 to Air T and amending certain other terms of the Original Agreement. The Guarantor (a) confirms that both the Guaranty and the Security Agreement remain in full force and effect, (b) agrees and acknowledges that the Amendment shall not in any way impair or limit the rights of the Lender under the Guaranty or under the Security Agreement, and (c) hereby acknowledges and agrees that (i) pursuant to the Guaranty, the Guarantor guarantees the payment and performance of all Obligations under the Original Agreement, as amended by the Credit Agreement, including, without limitation, the repayment of the Overline Loans, and (ii) pursuant to the Security Agreement the Guarantor continues to grant a security interest to the Lender in the “Collateral” covered thereby to secure all Obligations under the Original Agreement, as amended by the Credit Agreement, including, without limitation, the repayment of the Overline Loans. The Guarantor agrees that each reference to the “Credit Agreement”, the “Loan Agreement”, “therein”, “thereof”, “thereby” or words of similar effect referring to the Credit Agreement in any Loan Document to which the Guarantor is a party shall mean and be a reference to the Original Agreement, as amended by the Amendment. The Guarantor: (a) represents and warrants to the Lender that no events have taken place and no circumstances exist at the date hereof which would give the Guarantor any right to assert a defense, offset or counterclaim to any claim by the Lender for payment of the Obligations guaranteed by the Guarantor or for the enforcement of the Guaranty; and (b) hereby releases and forever discharges the Lender and its successors, assigns, directors, officers, agents, employees and participants from any and all actions, causes of action, suits, proceedings, debts, sums of money, covenants, contracts, controversies, claims and demands, at law or in equity, which the Guarantor ever had or now has against the Lender or its successors, assigns, directors, officers, agents, employees or participants by virtue of their relationship to Air T or the Guarantor in connection with the Loan Documents and the transactions related thereto. DocuSign Envelope ID: 70B9FD62-0052-408A-BE24-C0025BA3E219

Nothing in this Acknowledgment and Agreement requires the Lender to obtain the consent of the Guarantor to any future amendment, modification or waiver to the Original Agreement, as amended by the Amendment, or any other Loan Document to which the Guarantor is a party except as expressly required by the terms of the Loan Documents to which the Guarantor is a party. The delivery of a facsimile, pdf or other digital copy of an executed counterpart of this Acknowledgment and Agreement shall be deemed to be valid execution and delivery of this Acknowledgment and Agreement. [SIGNATURE PAGE FOLLOWS] DocuSign Envelope ID: 70B9FD62-0052-408A-BE24-C0025BA3E219

[Guarantor Acknowledgment and Agreement Signature Page] The Guarantor has executed this Acknowledgment and Agreement to be effective as of the first date set forth above. JET YARD, LLC, an Arizona limited liability company By: Stratus Aero Partners, LLC Its: Sole Member By: Air T, Inc., a Delaware corporation Its: Manager By: Name: Mark Jundt Its: Secretary DocuSign Envelope ID: 70B9FD62-0052-408A-BE24-C0025BA3E219